Exhibit 10.2

July 19th, 2006

Via Facsimile and Overnight Delivery

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

Attn: Joe Hete, CEO

cc:     Joe Payne, VP and General Counsel

Re: ACMI Agreement, dated August 15th, 2003 (the “Agreement”) by and between DHL Express (USA), Inc. (the surviving corporate entity from the merger with AIRBORNE INC.) (“DHL”) and ABX AIR, INC. (“ABX”)

CHANGE TO THE SCOPE OF SERVICES

Dear Mr. Hete,

Pursuant to the terms of the Agreement and with reference to the sections 6.2, 12.3 (c) and 12.3 (d) of the Agreement, this letter shall serve as DHL official written notice to ABX concerning a change of scope of services resulting into the termination of 12 DC 9 aircraft and 10 DC86 aircraft, specified by tail number and listed below in the “Released Aircraft Statement”.

Released Aircraft Statement

	DC9 tail numbers	Termination effective as of		DC86 tail numbers	Termination effective as of
1	936-31	July 19th 2006
2	948-31	July 19th 2006	1	842	July 19th, 2006
3	901-32	July 19th 2006	2	820	July 19th, 2006
4	987-32	July 19th 2006	3	F - 814	July 19th, 2006
5	923-31	July 19th 2006	4	F - 811	July 19th, 2006
6	938-31	July 19th 2006	5	F - 815	July 19th, 2006
7	945-31	July 19th 2006	6	817	July 19th, 2006
8	942-31	July 19th 2006	7	F - 819	July 19th, 2006
9	980-32	July 19th 2006	8	825	July 19th, 2006
10	902-32	July 19th 2006	9	F - 826	July 31st, 2006
11	988-32	July 19th 2006	10	F - 813	July 31st, 2006

DHL Express (USA), Inc.		Peter Harn
1200 South Pine Island Road,		Senior Vice President Airline Operations
Suite 600 Plantation, Florida 33324	Phone: +1 954 888-7000 www.dhl.com	Phone: (954) 888 7104 Fax: (954) 888 7288 Peter.harn@dhl.com

Therefore, please remove all costs related to the operation of these aircraft from its monthly invoice, effective as of the tail number specific date of termination. ABX is kindly requested to reveal to/discuss with a team of DHL management within the forthcoming two weeks the impact on the Budget 2006 resulting from the termination of specific aircraft, and the recently issued adjusted level of operations.

Please feel free to contact me should you have any questions.

Very truly yours,

Peter Harn

SVP Airline Operations

Attachment: Agreed list of aircraft to be operated for DHL Network as of August 1st, 2006.

1200 South Pine Island Road Suite 600 Plantation, FL 33324	Phone: +1 954 888-7000 www.dhl.com

ABX Aircraft Retained in DHL Network as of August 1, 2006

	DC9	DC8	B767

1	N900AX	N812AX F	N702AX

2	N903AX	N816AX F	N707AX

3	N904AX	N828AX F	N708AX

4	N905AX		N709AX

5	N906AX		N713AX

6	N907AX		N752AX F

7	N908AX		N767AX

8	N909AX		N768AX

9	N924AX		N769AX

10	N928AX		N773AX

11	N929AX		N774AX

12	N930AX		N775AX

13	N932AX		N783AX

14	N933AX		N784AX

15	N934AX		N785AX

16	N935AX		N786AX

17	N937AX		N787AX

18	N939AX		N788AX

19	N941AX		N789AX

20	N943AX		N790AX

21	N944AX		N791AX

22	N946AX		N792AX F

23	N947AX		N793AX

24	N949AX		N794AX

25	N951AX		N795AX

26	N952AX		N796AX

27	N953AX		N797AX F

28	N954AX		N798AX F

29	N955AX		N799AX F

30	N956AX

31	N957AX

32	N958AX

33	N959AX

34	N960AX

35	N962AX

36	N963AX

37	N964AX

38	N965AX

39	N966AX

40	N967AX

41	N968AX

42	N969AX

43	N970AX

44	N971AX

45	N972AX

46	N973AX

47	N974AX

48	N975AX

49	N976AX

50	N977AX

51	N978AX

52	N979AX

53	N981AX

54	N982AX

55	N984AX

56	N985AX

57	N986AX

58	N989AX

59	N990AX

1200 South Pine Island Road Suite 600 Plantation, FL 33324	Phone: +1 954 888-7000 www.dhl.com